Subsequent events	12 Months Ended
Dec. 31, 2019
Subsequent events
Subsequent events

30       Subsequent events

Council of State judgement – Toscana Aeroporti expansion plan

On February 13, 2020, Toscana Aeroporti acknowledges the judgement of the Council of State rejecting the appeal lodged by, inter alia, Italy's Ministry of the Environment and Protection of the Land and Sea, Italy's Ministry of Cultural Heritage and Activities, Italian Civil Aviation Authority (ENAC), Municipality of Florence, Region of Tuscany, Metropolitan City of Florence and Toscana Aeroporti against the judgement of the Regional Administrative Court of Tuscany No. 723 of 2019.

While fully respecting Council of State’s judgement, Toscana Aeroporti is firmly convinced of the need for the Florence airport to construct a new runway and a new terminal to remedy the airport’s evident critical infrastructure concerns and will therefore verify the conditions and actions to be taken, together with the competent entities — and first and foremost the Italian Civil Aviation Authority — to move ahead with the project.

It is important to note that the work done was carried out according to the opinions and instructions provided by the competent ministries and the competent Environmental Compatibility Assessment (VIA) Commission, by virtue of the positive opinions obtained from the Italian Environmental Compatibility Assessment Commission, Italy's Ministry of the Environment and Protection of the Land and Sea, Italy's Ministry of Cultural Heritage and Activities and Italy's Ministry for Infrastructure and Transport.

On February 20, 2020, the Board of Director of Toscana Aeroporti S.p.A., convened under the chairmanship of Marco Carrai, acknowledged and examined the content of the judgements of the Council of State rejecting the appeals lodged.

Fully aware of the Florence airport’s need to construct a new runway and a new terminal to remedy the airport’s evident critical infrastructure concerns – as also highlighted in this date by the Italian Civil Aviation Authority (“ENAC”) in its letter where it requires that the analysis, study and design activities be launched, thereby confirming its interest in the constriction of the new runway –, the Board of Directors resolved to take the necessary steps to move forward with the proceedings concerning the Florence airport’s Master Plan.

The Company continued in 2019 the project activities, which reached a definitive and executive level, connected to the incorporation of the provisions as emerged from the EIA and Urban Planning Compliance procedures. In light of the level of detail of the projects carried out to date, as well as of the territorial development framework as defined by the determinations of the local authorities in charge (Region, Province, Municipalities concerned) on the basis of the technical analyzes carried out TA considers it reasonable that all specialist analyzes and project works so far developed and entered in work in progress will be fully usable despite the negative outcome of the use of the above judgment, which however has not called into question its technical validity, and in light of the imminent start of a new process of approval.

No impairment was revealed taking into account that the judgments referred to above do not call into question the technical validity of the project and do not recognize any regulatory or environmental impediments to its realization, and also TA being able to re-use the specialist analyzes and design works so far developed within the new procedure for approving the works.

Re-bidding of Natal Airport Concession

On March 5, 2020, CAAP announced that its subsidiary Inframérica Concessionária do Aeroporto de São Gonçalo do Amarante S.A. (“ICASGA”) filed a request to the Brazilian Federal Government to commence the re-bidding process of the International Airport of São Gonçalo do Amarante (“Natal Airport”). If the request is approved, the operation of Natal Airport will be transferred to a different operator after a new bidding process, and an indemnification payment will be made to ICASGA, to be determined by authorities, which will be primarily based on non-amortized capital expenditure investments. In the interim, ICASGA will maintain all airport operations, with the same safety and service quality, as well as commercial and employment contracts. The re-bidding request is limited to the Natal Airport concession.

Several factors drove the Company’s decision to seek return of this concession. Passenger traffic has been negatively impacted by the adverse economic conditions in Brazil over the past years, particularly affecting tourism activity in the country, which resulted in lower than expected passenger traffic. At Natal Airport in particular, total passenger traffic reached 2.3 million in 2019, compared to the 4.3 million expected as per the feasibility study. In addition, as the Natal Airport concession occurred in 2011 and was the first airport concession in Brazil, passenger tariffs lag those of all other privatized airports in the country under the same tariff scheme, which as of December 2019 are in average 35% higher than Natal Airport tariffs and air navigation tariffs charged in other airports are 301% higher than in Natal Airport. This situation has required CAAP to make capital contributions to sustain this concession and thus allow ICASGA to remain in compliance with all of its financial obligations to the Brazilian Government and financial institutions.

Indebtedness

During March 2020, CAISA received the first disbursements of the planned financing with Banco Santander S.A. and Banco Itaú Uruguay S.A. for construction works at Punta del Este airport for a total amount of USD 3.3 million divided equally among both financial institutions. Disbursements up to USD 16 million will be made according to the level of progress of works up to 80%. The principal amounts under these credit facilities shall be repaid in five annually, equal and regular installments, the first one being payed as of 30 April, 2021, and are secured by the assignment of certain revenues. The main covenants require compliance with certain financial ratios as well as certain restrictions  as changes in ownership interests or change in control, among others.

Effects of Covid-19 on operations

At December 31, 2019, a limited number of cases of an unknown virus had been reported to the World Health Organization. There was no explicit evidence of human-to-human transmission at that date. Travel had not been affected mainly in the regions generally served by the Company, Latin America, Europe and the United States. In January and February 2020, the virus (known as Covid-19 or “Coronavirus”) spread to other parts of the world, mainly certain countries in Europe such as France, Germany and Italy.

Given the scale of the virus spread, in March 2020, several governments around the world, including Latin American governments, rapidly implemented drastic measures to contain the spread, including but not limited the closing of borders and prohibition of travel to and from certain parts of the world for a time period, generally between 30 days and 45 days.

Specifically, the governments and transportation authorities in many of CAAP’s countries of operations have issued flight restrictions as follows:

• Argentina: Presidential Decree issued on March 12, 2020 new measures in relation with the sanitary emergency in the country, and banned inbound flights from China, South Korea, Iran, Japan, the United States, United Kingdom and Europe, starting March 17, 2020 and lasting for 30 days. Starting March 17, 2020, only Aerolíneas Argentinas, the national carrier, will be allowed to operate with the goal of repatriating Argentines and foreign Argentine residents.

• Italy: As per Decree issued by the Ministry of Transportation and Infrastructure on March 12, 2020, the Italian Civil Aviation Authority has ordered Florence Airport, among others, to limit its operations as of March 14, 2020. While Pisa Airport is not affected by the decree, there have been very few flights in the current environment.

• Ecuador: On March 14, 2020, the Emergency Operations Committee, composed of top government authorities, resolved to close all borders to foreigners starting March 15, 2020 and to Ecuadorean nationals from March 16, 2020.

• Uruguay: On March 15, 2020, the government announced restrictions for flights arriving from Argentina, starting March 17 and from the United States starting March 18. It also announced it would halt all flights from Europe starting March 20, 2020.

Depending on how the situation evolves, governments may impose tougher measures including the extension of the travel bans for longer periods. In addition, concerns about the Coronavirus are negatively impacting travel demand (and therefore the Company's business) generally.

In this context, CAAP has formed a crisis committee composed of the Company's CEO and operating CEOs of each subsidiary to assess its operations, including potential reductions in operating costs while maintaining quality and safety standards. The Company is also in conversations with the relevant regulatory agencies and aviation and transportation authorities in each of its countries of operations to review mitigation measures, as it navigates this unprecedented environment. CAAP has also further enhanced safety and hygiene protocols across its airports to protect the well-being of passengers and personnel.

As a result of the above and considering that the COVID-19 pandemic is complex and rapidly evolving, the full extent to which the Coronavirus will impact the Company's business, results of operations, financial position and liquidity is unknown. The Company is closely monitoring the situation and taking all measures necessary to preserve human life and the Company's business together with taking several steps to further strengthen the financial position and maintaining financial liquidity and flexibility.

There are no other subsequent events that could significantly affect the Company's financial position as of December 31, 2019.